Goodwill and Other Intangible Assets - Estimated Amortization Expense Related to Acquired Intangible Assets and Integrated Software System (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014
Acquired Intangible Assets [Member]
Finite-Lived Intangible Assets [Line Items]
2015	$ 22.2
2016	22.2
2017	22.1
2018	22.1
2019	22.1
Integrated Software Systems [Member]
Finite-Lived Intangible Assets [Line Items]
2015	2.2
2016	$ 0.7